SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                  --------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2005
                                                           ------------

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

               1-15157                            36-2552989
       (Commission File Number)          (IRS Employer Identification No)


      1900 West Field Court, Lake Forest, Illinois          60045
     (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Director Compensation Arrangements

On May 20, 2005, the Board of Directors, upon the advice of the Compensation/Nominating/Governance ("C/N/G") Committee, approved modifications to the terms of compensation to be paid to non-management directors. Under the new structure, effective as of May 20, 2005, non-management directors will receive the following compensation for service on the Board of Directors and committees thereof:

      Annual Retainer -- Cash                             $35,000
      ---------------------------------------------  ---------------
      Annual Retainer - Stock Equivalent Units            $60,000
      ---------------------------------------------  ---------------
      Annual Retainer for Audit Committee and
        C/N/G Committee Chairs                            $12,000
      ---------------------------------------------  ---------------
      Annual Retainer for Audit Committee and
        C/N/G Committee Members (non-Chair)                $6,000
      ---------------------------------------------  ---------------
      Board Meeting Attendance Fee                         $1,000
      ---------------------------------------------  ---------------
      TIDE Committee Meeting Fee                           $1,000
      ---------------------------------------------  ---------------

Stock Equivalent Units are issued at the average of the high and low price of the Company's common stock on the date of issuance. The number of Stock Equivalent Units to be issued will be computed annually, generally at the time of the Board meeting held in conjunction with the Company's Annual Meeting of Shareholders (usually held in May). For the year from the 2005 Annual Meeting to the 2006 Annual Meeting, each director will receive 2,605 Stock Equivalent Units.

The portion of the Annual Retainer paid in Stock Equivalent Units is automatically deferred into the Pactiv Common Stock Index Account under the Company's Deferred Compensation Plan (the "Plan") until the director meets the stock ownership requirements (described below). Thereafter, the amounts may be taken in Stock Equivalent Units or cash (which may be deferred under the Plan), as elected by the director. Stock Equivalent Units are payable in stock. The director may elect distribution in a lump sum, or in up to five equal annual installments ending no later than five years of ceasing to be a director.

The cash portion of the Annual Retainer, and all Committee Chair/Member fees and meeting fees, may be deferred under the Plan, and may be invested in a variety of investment options, including the Pactiv Common Stock Index Account, available under the Plan. Payment of such amounts, together with interest and/or earnings, may be deferred until the earlier of: (i) the year next following the date upon which he or she ceases to be a director of the Company; or (ii) the year selected by the director for commencement of payment of the deferred amount in accordance with the Plan. The director may elect distribution in a lump sum, or in up to five equal annual installments ending no later than five years of ceasing to be a director.

The Board of Directors has previously established stock ownership requirements for directors at 10,000 shares, to be achieved annually on a pro rata basis within five years of joining the Board. If a director is not on track to achieve such level within five years, a portion of such director's Annual Retainer otherwise payable in cash may, at the discretion of the Board, be paid in Stock Equivalent Units.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 26, 2005

PACTIV CORPORATION


By: /s/ James V. Faulkner, Jr.
    --------------------------
    James V. Faulkner, Jr.
    Vice President and General Counsel